EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen N. Ananias, Senior Vice President and Chief Financial Officer of Mindspeed Technologies, Inc., certify that:

1. I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Mindspeed Technologies, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ STEPHEN N. ANANIAS
Stephen N. Ananias
Senior Vice President and Chief Financial Officer

Dated: December 14, 2012